UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): May 5, 2021

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2021, OrthoPediatrics Corp. (the "Company") issued a press release announcing its earnings for the quarter ended March 31, 2021 and making other disclosures. The press release (including the accompanying unaudited condensed consolidated financial statements as of and for the quarter ended March 31, 2021, and other financial data) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the information incorporated by reference herein from Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors has appointed (i) David R. Bailey as the Company’s Chief Executive Officer, (ii) Mark C. Throdahl as Executive Chairman, and (iii) Terry D. Schlotterback as Lead Independent Director. The appointments, which become effective as of June 3, 2021, are the final steps in the Company’s executive succession plan announced in May 2020. Mr. Bailey has served as the Company’s President since June 3, 2020 and will continue in that office in addition to assuming the role as Chief Executive Officer. In addition to his role as Chairman of the Board, Mr. Throdahl will remain an executive officer of the Company and will be responsible for investor relations, strategy development, and operational travel in the field. Mr. Throdahl has served as the Company's Chief Executive Officer since January 2011 and as a director since 2009. Mr. Schlotterback has served as Chairman of the Board since September 2013.

Additional information relating to the background and business experience for Mr. Bailey is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 16, 2021, under the heading “Executive Officer and Director Compensation,” which information is incorporated herein by reference.

Mr. Bailey will serve in this new role for a term of one year or until the appointment of his successor. There are no arrangements between Mr. Bailey and any other person pursuant to which he was selected as an officer.

Mr. Bailey does not have a family relationship with any of the executive officers or directors of the Company. Furthermore, there have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party and in which Mr. Bailey had, or will have, a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press release dated May 5, 2021, issued by OrthoPediatrics Corp.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: May 5, 2021	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary